                                                                       EXHIBIT 3

                              AMENDMENT TO BYLAWS
                                       OF
                                  SCOLR, INC.

            (as adopted by the Board of Directors on April 14, 2004)





     Section 3.2 of the Bylaws is hereby amended in its entirety to provide as follows:

          "The Board shall be composed of not less than four (4) and not more than twelve (12) directors, the specific number to be established by the Board of Directors."

                              AMENDMENT TO BYLAWS

                                 OF SCOLR, INC.

                      AS ADOPTED BY THE BOARD OF DIRECTORS

                              ON FEBRUARY 26, 2002



        1. Section 2.2 of the Bylaws is hereby amended to provide as follows:

               "2.2   Special Meetings

                      A special meeting of shareholders may be called for any
               purpose, pursuant to Section 2.13 hereof, by the Chairman of the Board the President, a majority of the Directors, or the holders of not less than fifty percent of all the outstanding shares of the corporation entitled to vote at the meeting."

        2.     Section 2.5 of the Bylaws is hereby amended in its entirety.

               "2.5   Notice of Meeting

                      The Chairman of the Board, the President, the Secretary,
               the Directors, or shareholders calling an annual or special meeting of shareholders as provided for herein shall cause to be delivered to each shareholder entitled to notice of or to vote at the meeting either personally or by mail, not less than twenty nor more than sixty days before the meeting, written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. At any time, upon written request of the holders of not less than fifty percent of all of the outstanding shares of the corporation entitled to vote at the meeting, it shall be the duty of the Secretary to give notice of a special meeting of shareholders to be held on such date and at such place and time as the Secretary may fix, not less than ten nor more than thirty-five days after receipt of said request, and if the Secretary shall neglect or refuse to issue such notice, the person making the request may do so and may fix the date for such meeting. If such notice is mailed, it shall be deemed delivered when deposited in the official government mail properly addressed to the shareholder at his or her address as it appears on the stock transfer books of the corporation with postage prepaid. If the notice is sent by facsimile telecommunication, notice is given when directed to a number at which the stockholder has consented to receive notice. If the notice is sent by electronic mail, notice is given when directed to an electronic mail address at which the stockholder has consented to receive notice. If notice is given by a posting on an electronic network together with separate notice to the stockholder of the specific posting, notice is given upon the later of (a) such posting and (b) the giving of such separate notice. If notice is given by any other form of electronic communication, notice is given when directed to the stockholder.

                      As to any adjourned session of any meeting of
               stockholders, notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment was taken except that if the adjournment is for more than thirty (30) days or if after the adjournment a new record date is set for the adjourned meeting, notice of any such adjourned session of the meeting shall be given in the manner heretofore described.

                      For purposes of these Bylaws, "electronic transmission"
               means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process."

        3.     A new Section 2.14 shall be added as follows:

               "2.14. Action by Stockholders Without a Meeting. Any action which could be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

                      In order that the corporation may determine the
               stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within 10 days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the

               Board of Directors within 10 days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, it principal place of business, or any officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

                      Every consent in writing shall bear the date of signature
               of each stockholder who signs the consent. No consent in writing shall be effective to take the corporate action referred to therein unless consents in writing signed by a number of stockholders sufficient to take such action are delivered to the corporation in the manner required by this section within sixty
               (60) days of the earliest dated consent so delivered.

                      An electronic transmission consenting to an action to be
               taken and transmitted by a stockholder shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine (i) that the electronic transmission was transmitted by the stockholder and (ii) the date on which such stockholder transmitted such electronic transmission. The date on which such electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceeds or meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by electronic transmission may be otherwise delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded if, to the extent and in the manner provided by resolution of the Board of Directors.

                      Prompt notice of the taking of the corporate action
               without a meeting by less than unanimous consent shall be given to those stockholders who have not so consented and a Certificate signed and attested to by the Secretary shall be filed with the records of meetings of stockholders.

        4.     Section 11 of the Bylaws is hereby amended to provide as follows:

               "Section 11.  AMENDMENTS

                      Except as herein otherwise expressly provided, these
               Bylaws may be altered or repealed, in any particular, and new Bylaws not inconsistent with any provision of the Certificate of Incorporation or any provision of law may be adopted, either by the affirmative vote of the holders of record of a majority in number of the shares entitled to vote at an annual meeting of shareholders, or at a special meeting thereof, the notice of which special meeting shall include the form of the proposed alteration or repeal or of the proposed new Bylaws, or a summary thereof; or by the affirmative vote of a majority of the Directors present at any meeting at which a quorum is present, provided, in the latter case, that the notice of such meeting shall include the form of the proposed alteration or repeal or of the proposed new Bylaws, or a summary thereof."

                               AMENDMENT TO BYLAWS
                                       OF
                                NUTRACEUTIX, INC.

                      AS ADOPTED BY THE BOARD OF DIRECTORS

                                ON APRIL 9, 1999



        1. The first sentence of Section 3.2 of the Bylaws is hereby amended to provide as follows:

               "The Board shall be composed of not less than four (4) and not more than twelve (12) directors, the specific number to be established by resolution adopted by the Board of Directors."

        2. Section 2.3 of the Bylaws is hereby deleted in its entirety.

        3. The first sentence of Section 2.1 of the Bylaws is hereby amended to provide as follows:

               "The annual meeting of the shareholders shall be held each year on a date designated by the Board of Directors for the purpose of electing directors and transacting such other business as may properly come before the meeting."

                        CERTIFICATION OF AMENDMENT TO THE
                                     BYLAWS
                                       OF
                                NUTRACEUTIX, INC.



        The undersigned, being the duly elected President of Nutraceutix, Inc. (the "Corporation"), hereby certifies that Sections 2.13 and 3.2 of the Bylaws of the Corporation have been amended to read in their entirety as follows, that said amendments were adopted by the unanimous vote of the directors of the Corporation via its Consent in Lieu of Meeting, and that said amendments have not, as of the date below, been changed or repealed by the shareholders of the Corporation.

               2.13   Conduct of Business

               The Chairman shall call the meeting to order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the Chairman's discretion, it may be conducted otherwise in accordance with the wishes of the shareholders in attendance. The date and time of the opening and closing of the polls for each matter upon which the shareholders will vote at the meeting shall be announced at the meeting.

               The Chairman shall also conduct the meeting in an orderly manner, rule on the precedence of and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part. The Chairman may impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one shareholder. Should any person in attendance become unruly or obstruct the meeting proceedings, the Chairman shall have the power to have such person removed from participation. In addition to any other applicable requirements, for business to be properly brought before any shareholder meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than seventy-five (75) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event less than ninety (90) days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the fifteenth (15th) day following the day on which such notice of meeting was mailed or such public disclosure made, whichever first occurs. Such shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting: (i) a brief description of the business desired to be brought before the meeting,
        (ii) the name and record address of the shareholder proposing such business, (iii) the number of shares of stock of the corporation beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

               The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accord with the provisions of this section, and if he or she should so determine and declare, any such business not properly brought before the meeting shall not be transacted.

                                      * * *

               3.2    Number and Tenure

               The Board shall be composed of five (5) directors. The Board of Directors shall be divided into three classes with said classes to be as equal in number as possible as of the creation of the three classes of Directors. The terms of each class of Directors as of their initial election or appointment shall be as follows:

                        Class 1                      1 year
                        Class 2                      2 years
                        Class 3                      3 years

               Thereafter, as each Director's term expires, his or her successor shall be elected to a three (3) year term. The number of Directors may be changed from time to time by amendment to these Bylaws, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. Unless a Director dies, resigns or is removed, he or she shall hold office until the next annual meeting of shareholders or until his or her successor is elected, whichever is later. Directors need not be shareholders of the corporation or residents of the State of Delaware.


        DATED: March 3, 1999.



                                        ----------------------------------------
                                        William D. St. John, President

                                     BYLAWS



                                       OF


                                   SCOLR, INC

                        (FORMERLY NUTRACEUTIX, INC. AND

                              CADDY SYSTEMS INC.)

                               TABLE OF CONTENTS


                                                                          PAGE
SECTION 1.  OFFICES..........................................................1

SECTION 2.  SHAREHOLDERS.....................................................1

2.1     Annual Meeting.......................................................1

2.2     Special Meetings.....................................................1

2.3     Meetings by Telephone................................................1

2.4     Place of Meeting.....................................................1

2.5     Notice of Meeting....................................................2

2.6     Waiver of Notice.....................................................2

2.7     Fixing of Record Date for Determining Shareholders...................2

2.8     Voting Record........................................................2

2.9     Quorum...............................................................3

2.10    Manner of Acting.....................................................3

2.11    Proxies..............................................................3

2.12    Notification of Nominations..........................................3

2.13    Proper Business for Shareholders' Meetings...........................4

SECTION 3.  BOARD OF DIRECTORS...............................................4

3.1     General Powers.......................................................4

3.2     Number and Tenure....................................................4

3.3     Annual and Regular Meetings..........................................5

3.4     Special Meetings.....................................................5

3.5     Meetings by Telephone................................................5

3.6     Notice of Special Meetings...........................................5

3.7     Waiver of Notice.....................................................6

3.8     Quorum...............................................................6

3.9     Manner of Acting.....................................................7

3.10    Presumption of Assent................................................7

3.11    Action by Board or Committees Without a Meeting......................7

3.12    Resignation..........................................................7

3.13    Vacancies............................................................7

                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                          PAGE
3.14    Executive and Other Committees.......................................8

3.15    Compensation.........................................................9

SECTION 4.  OFFICERS.........................................................9

4.1     Number...............................................................9

4.2     Election and Term of Office..........................................9

4.3     Resignation..........................................................9

4.4     Removal.............................................................10

4.5     Vacancies...........................................................10

4.6     Chairman of the Board...............................................10

4.7     President...........................................................10

4.8     Vice President......................................................10

4.9     Secretary...........................................................11

4.10    Treasurer...........................................................11

4.11    Salaries............................................................11

SECTION 5.  CONTRACTS, LOANS, CHECKS AND DEPOSITS...........................11

5.1     Contracts...........................................................11

5.2     Loans to the Corporation............................................11

5.3     Loans to Directors..................................................12

5.4     Checks, Drafts, Etc.................................................12

5.5     Deposits............................................................12

SECTION 6. CERTIFICATES FOR SHARES AND THEIR TRANSFER.......................12

6.1     Issuance of Shares..................................................12

6.2     Certificates for Shares.............................................12

6.3     Stock Records.......................................................12

6.4     Restriction on Transfer.............................................13

6.5     Transfer of Shares..................................................13

6.6     Lost or Destroyed Certificates......................................13

SECTION 7.  BOOKS AND RECORDS...............................................13

SECTION 8.  ACCOUNTING YEAR.................................................14

SECTION 9.  SEAL............................................................14

                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                          PAGE
SECTION 10.  INDEMNIFICATION................................................14

10.1    Right to Indemnification............................................14

10.2    Right to Advancement of Expenses....................................14

10.3    Right of Indemnitee to Bring Suit...................................15

10.4    Nonexclusivity of Rights............................................15

10.5    Insurance, Contracts and Funding....................................16

10.6    Indemnification of Employees and Agents of the Corporation..........16

SECTION 11.  AMENDMENTS.....................................................16

                                     BYLAWS

                                       OF

                                NUTRACEUTIX, INC.


SECTION 1.  OFFICES

        The principal office of the corporation shall be located at the principal place of business or such other place as the Board of Directors ("Board") may designate. The corporation may have such other offices, either within or without the State of Delaware, as the Board may designate or as the business of the corporation may require from time to time.

SECTION 2.  SHAREHOLDERS

        2.1    Annual Meeting

        The annual meeting of the shareholders shall be held the third Monday of May in each year at 10:00 a.m. for the purpose of electing Directors and transacting such other business as may properly come before the meeting. If the day fixed for the annual meeting is a legal holiday at the place of the meeting, the meeting shall be held on the next succeeding business day. If the annual meeting is not held on the date designated therefor, the Board shall cause the meeting to be held as soon thereafter as may be convenient.

        2.2    Special Meetings

        A special meeting of shareholders may be called for any purpose, pursuant to Section 2.13 hereof, by the Chairman of the Board, the President, a majority of the Directors, or the holders of not less than forty percent of all the outstanding shares of the corporation entitled to vote at the meeting.

        2.3    Meetings by Telephone

        Shareholders may participate in any meeting of the shareholders by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each at the same time. Participation by such means shall constitute presence in person at a meeting.

        2.4    Place of Meeting

        All meetings shall be held at the principal office of the corporation or at such other place within or without the State of Delaware designated by the Directors, by any persons entitled to call a meeting hereunder or in a waiver of notice signed by all of the shareholders entitled to notice of the meeting.

        2.5    Notice of Meeting

        The Chairman of the Board, the President, the Secretary, the Directors, or shareholders calling an annual or special meeting of shareholders as provided for herein shall cause to be delivered to each shareholder entitled to notice of or to vote at the meeting either personally or by mail, not less than twenty nor more than sixty days before the meeting, written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. At any time, upon written request of the holders of not less than forty percent of all of the outstanding shares of the corporation entitled to vote at the meeting, it shall be the duty of the Secretary to give notice of a special meeting of shareholders to be held on such date and at such place and time as the Secretary may fix, not less than ten nor more than thirty-five days after receipt of said request, and if the Secretary shall neglect or refuse to issue such notice, the person making the request may do so and may fix the date for such meeting. If such notice is mailed, it shall be deemed delivered when deposited in the official government mail properly addressed to the shareholder at his or her address as it appears on the stock transfer books of the corporation with postage prepaid. If the notice is telegraphed, it shall be deemed delivered when the content of the telegram is delivered to the telegraph company.

        2.6    Waiver of Notice

        Whenever any notice is required to be given to any shareholder under the provisions of these Bylaws, the Certificate of Incorporation or the Delaware General Corporation Law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

        2.7    Fixing of Record Date for Determining Shareholders

        For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board may fix in advance a date as the record date for any such determination. Such record date shall be not more than sixty days, and in case of a meeting of shareholders not less than thirty days, prior to the date on which the particular action requiring such determination is to be taken.

        If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting, or to receive payment of a dividend, the date and hour on which the notice of meeting is mailed or on which the resolution of the Board declaring such dividend is adopted, as the case may be, shall be the record date and time for such determination. Such a determination shall apply to any adjournment of the meeting.

        2.8    Voting Record

        At least ten days before each meeting of shareholders, a complete record of the shareholders entitled to vote at such meeting, or any adjournment thereof, shall be made, arranged in alphabetical order, with the address of and number of shares held by each shareholder. This record shall be kept on file either at a place in the city where the meeting is to be held (which place shall be specified in the notice of the meeting), or at the place where the meeting is to be held, for ten days prior to such meeting and shall be kept open at such meeting for the inspection of any shareholder.

        2.9    Quorum

        A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders. If less than a majority of the outstanding shares entitled to vote are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time without further notice. If a quorum is present or represented at a reconvened meeting following such an adjournment, any business may be transacted that might have been transacted at the meeting as originally called.

        The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

        2.10   Manner of Acting

        Except as may be otherwise provided in the Delaware General Corporation Law, if a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number is required by these Bylaws or the Certificate of Incorporation.

        2.11   Proxies

        A shareholder may vote by proxy executed in writing by the shareholder or by his or her attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. A proxy shall become invalid eleven months after the date of its execution, unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle the holder thereof to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment thereof.

        2.12   Notification of Nominations

        Nominations for the election of Directors may be made by or at the direction of the Board of Directors. A shareholder may also nominate a person or persons for election as Directors, but only if written notice of such shareholder's intent to make such nominations is received by the Secretary of the corporation, not later than (i) with respect to an election to be held at an annual meeting of shareholders, ninety days in advance of the third Monday in May, and (ii) with respect to an election to be held at any other meeting of shareholders, the close of business on the tenth day following the date of the first public disclosure, which may include any public filing by the corporation with the Securities and Exchange Commission, of the Originally Scheduled Date of such meeting. Each such notice shall set forth (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record entitled to vote at such meeting; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming them) pursuant to which the nomination is to be made; (d) such other information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated by the Board of Directors; and (e) the consent of each nominee to serve as a Director if elected. The chairman of any meeting of shareholders to elect Directors and the Board of Directors shall refuse to recognize the nomination of any person not made in compliance with the foregoing procedure. For purposes of these Bylaws, the "Originally Scheduled Date" of any meeting of shareholders shall be the date such meeting is scheduled to occur in the notice first given to shareholders regardless of whether such meeting is continued or adjourned or whether any subsequent notice is given for such meeting or the record date of such meeting is changed.

        2.13   Proper Business for Shareholders' Meetings

        At any annual or special meeting of the shareholders of the corporation, only business properly brought before the meeting may be transacted. To be properly brought before an annual meeting, business (i) must be specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before a meeting by a shareholder, written notice thereof must have been received by the Secretary of the corporation, not later than (i) with respect to an annual meeting, ninety days in advance of the third Monday in May, and (ii) with respect to any other meeting, the close of business on the tenth day following the date of the first public disclosure, which may include any public filing by the corporation with the Securities and Exchange Commission, of the Originally Scheduled Date of such meeting. Any such notice shall set forth as to each matter the shareholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and the language of the proposal, (ii) the name and address of the shareholder proposing such business,
(iii) a representation that the shareholder is a holder of record of stock of the corporation entitled to vote at such meeting, and (iv) any material interest of the shareholder in such business. No business shall be conducted at any meeting of shareholders except in accordance with this paragraph, and the chairman of any meeting of shareholders and the Board of Directors shall refuse to permit any business to be brought before any meeting without compliance with the foregoing procedures.

SECTION 3.  BOARD OF DIRECTORS

        3.1    General Powers

        All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board, except as may be otherwise provided in these Bylaws, the Certificate of Incorporation or the Delaware General Corporation Law.

        3.2    Number and Tenure

        The Board shall be composed of six Directors. The Board of Directors shall be divided into three classes with said classes to be as equal in number as possible as of the creation of the three classes of Directors. The terms of each class of Directors as of their initial election or appointment shall be as follows:

        Class 1              1 year
        Class 2              2 years
        Class 3              3 years

Thereafter, as each Director's term expires, his or her successor shall be elected to a three year term. The number of Directors may be changed from time to time by amendment to these Bylaws, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. Unless a Director dies, resigns or is removed, he or she shall hold office until the next annual meeting of shareholders or until his or her successor is elected, whichever is later. Directors need not be shareholders of the corporation or residents of the State of Delaware.

        3.3    Annual and Regular Meetings

        An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of shareholders. By resolution, the Board, or any committee thereof, may specify the time and place either within or without the State of Delaware for holding regular meetings thereof without notice other than such resolution.

        3.4    Special Meetings

        Special meetings of the Board or any committee appointed by the Board may be called by or at the request of the Chairman of the Board, the President, the Secretary or, in the case of special Board meetings, any two Directors and, in the case of any special meeting of any committee appointed by the Board, by the chairman thereof. The person or persons authorized to call special meetings may fix any place either within or without the State of Delaware as the place for holding any special Board or committee meeting called by them.

        3.5    Meetings by Telephone

        Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by means of a conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

        3.6    Notice of Special Meetings

        Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a Director in writing or orally by telephone or in person. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice of such meeting.

               3.6.1  Personal Delivery

               If notice is given by personal delivery, the notice shall be effective if delivered to a Director at least two days before the meeting.

               3.6.2  Delivery by Mail

               If notice is delivered by mail, the notice shall be deemed effective if deposited in the official government mail properly addressed to a Director at his or her address shown on the records of the corporation with postage prepaid at least five days before the meeting.

               3.6.3  Delivery by Telegraph

               If notice is delivered by telegraph, the notice shall be deemed effective if the content thereof is delivered to the telegraph company for delivery to a Director at his or her address shown on the records of the corporation at least three days before the meeting.

               3.6.4  Oral Notice

               If notice is delivered orally, by telephone or in person, the notice shall be deemed effective if personally given to the Director at least two days before the meeting.

        3.7    Waiver of Notice

               3.7.1  In Writing

               Whenever any notice is required to be given to any Director under the provisions of these Bylaws, the Certificate of Incorporation or the Delaware General Corporate Laws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated herein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board or any committee appointed by the Board need be specified in the waiver of notice of such meeting.

               3.7.2  By Attendance

               The attendance of a Director at a Board or committee meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

        3.8    Quorum

        A majority of the number of Directors fixed by or in the manner provided in these Bylaws shall constitute a quorum for the transaction of business at any Board meeting, but, if less than a majority are present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

        3.9    Manner of Acting

        Except as may be otherwise provided in the Delaware General Corporate Laws, the act of the majority of the Directors present at a Board meeting at which there is a quorum shall be the act of the Board, unless the vote of a greater number is required by these Bylaws or the Certificate of Incorporation.

        3.10   Presumption of Assent

        A Director of the corporation present at a Board or committee meeting at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent is entered in the minutes of the meeting, or unless such Director files a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or forwards such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. A Director who voted in favor of such action may not dissent.

        3.11   Action by Board or Committees Without a Meeting

        Any action which could be taken at a meeting of the Board or of any committee appointed by the Board may be taken without a meeting if a written consent setting forth the action so taken is signed by each of the Directors or by each committee member. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.

        3.12   Resignation

        Any Director may resign at any time by delivering written notice to the Chairman of the Board, the President, the Secretary or the Board, or to the registered office of the corporation, or by giving oral notice at any meeting of the Directors or shareholders. Any such resignation shall take effect at the time specified therein, or if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        3.13   Vacancies

        In the case of any increase in the number of Directors, or of any vacancy created by death or resignation, the additional Director or Directors may be elected or, as the case may be, the vacancy or vacancies may be filled, either (a) by the Board of Directors at any meeting, or (b) by the shareholders entitled to vote, either at an annual meeting or at a special meeting thereof called for the purpose, by the affirmative vote of a majority of the outstanding shares entitled to vote at such meeting.

        3.14   Executive and Other Committees

               3.14.1 Creation of Committees

               The Board, by resolution adopted by the majority of the number of Directors fixed by or in the manner provided in these Bylaws, may appoint standing or temporary committees, including an Executive Committee, from its own number and invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, these Bylaws and applicable law.

               3.14.2 Authority of Committees

               Each committee shall have and may exercise all of the authority of the Board, including the authority to authorize distributions and to issue shares, to the extent provided in the resolution of the Board appointing the Committee, except that no such committee shall have the authority to: (1) approve or recommend to shareholders actions or proposals required by the Delaware General Corporate Laws to be approved by shareholders, (2) fill vacancies on the Board or any committee thereof, (3) amend these Bylaws, (4) fix compensation of any Director for serving on the Board or on any committee, (5) approve a plan of merger, consolidation or exchange of shares not requiring shareholder approval, (6) appoint other committees of the Board or the members thereof, or (7) amend the Certificate of Incorporation, except that the Board of Directors may, by resolution, authorize such committee to fix the rights and preferences of any of the corporation's preferred stock.

               3.14.3 Quorum and Manner of Acting

               A majority of the number of Directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee but, if less than a majority are present at a meeting, a majority of such Directors present may adjourn the meeting from time to time without further notice. Except as may be otherwise provided in the Delaware General Corporate Laws, the act of a majority of the members of a committee present at a meeting at which a quorum is present shall be the act of the committee.

               3.14.4 Minutes of Meetings

               All committees so appointed shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

               3.14.5 Resignation

               Any member of any committee may resign at any time by delivering written notice thereof to the Chairman of the Board, the President, the Secretary or the Board or the chairman of such committee, or by giving oral notice at any such meeting of such committee. Any such resignation shall take effect at the time specified therein or, if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

               3.14.6 Removal

               The Board may remove from office any member of any committee elected or appointed by it but only by the affirmative vote of a majority of the number of Directors fixed by or in the manner provided in these Bylaws.

        3.15   Compensation

        By Board resolution, Directors and committee members may be paid their expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as Director or a committee member, or a combination of the foregoing. No such payment shall preclude any Director or committee member from serving the corporation in any other capacity and receiving compensation therefor.

SECTION 4.  OFFICERS

        4.1    Number

        The officers of the corporation shall be a President, a Secretary and a Treasurer, each of whom shall be elected by the Board. One or more Vice Presidents and such other officers and assistant officers, including a Chairman of the Board, may be elected or appointed by the Board, such officers and assistant officers to hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as may be provided by resolution of the Board. Any officer may be assigned by the Board any additional title that the Board deems appropriate. The Board may delegate to any officer or agent the power to appoint any such subordinate officers or agents and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person, except the offices of President and Secretary may not be held by the same person unless all of the issued and outstanding shares of the corporation are owned of record by one shareholder.

        4.2    Election and Term of Office

        The officers of the corporation shall be elected annually by the Board at the Board meeting held after the annual meeting of the shareholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as a Board meeting conveniently may be held. Unless an officer dies, resigns or is removed from office, he or she shall hold office until the next annual meeting of the Board or until his or her successor is elected.

        4.3    Resignation

        Any officer may resign at any time by delivering written notice to the Chairman of the Board, the President, a Vice President, the Secretary or the Board, or by giving oral notice at any meeting of the Board. Any such resignation shall take effect at the time specified therein or, if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        4.4    Removal

        Any officer or agent elected or appointed by the Board may be removed by the Board whenever in its judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

        4.5    Vacancies

        A vacancy in any office because of death, resignation, removal, disqualification, creation of a new office or any other cause may be filled by the Board for the unexpired portion of the term or for a new term established by the Board.

        4.6    Chairman of the Board

        If elected, the Chairman of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time and shall preside over meetings of the Board and shareholders unless another officer is appointed or designated by the Board as Chairman of such meeting.

        4.7    President

        The President shall be the chief executive officer of the corporation unless some other officer is so designated by the Board, shall preside over meetings of the Board and shareholders in the absence of a Chairman of the Board and, subject to the Board's control, shall supervise and control all of the assets, business and affairs of the corporation. The President may sign certificates for shares of the corporation, deeds, mortgages, bonds, contracts or other instruments, except when the signing and execution thereof have been expressly delegated by the Board or by these Bylaws to some other officer or agent of the corporation or are required by law to be otherwise signed or executed by some other officer or in some other manner. In general, the President shall perform all duties incident to the office of President and such other duties as are prescribed by the Board from time to time.

        4.8    Vice President

        In the event of the death of the President or his or her inability to act, the Vice President (or, if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President or, if no Vice President is so designated, the Vice President first elected to such office) shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President. Any Vice President may sign, with the Secretary or any Assistant Secretary, certificates for shares of the corporation. Vice Presidents shall have, to the extent authorized by the President or the Board, the same powers as the President to sign deeds, mortgages, bonds, contracts, or other instruments. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by or at the direction of the Board.

        4.9    Secretary

        The Secretary shall: (a) keep the minutes of meetings of the shareholders and the Board in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and seal of the corporation; (d) keep registers of the post office address of each shareholder and Director; (e) sign, with the President or a Vice President, certificates for shares of the corporation; (f) have general charge of the stock transfer books of the corporation; (g) sign, with the President or other officer authorized by the President or by the Board, deeds, mortgages, bonds, contracts or other instruments; and (h) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

        4.10   Treasurer

        If required by the Board, the Treasurer shall give bond for the faithful discharge of his or her duties in such amount and with such surety or sureties as the Board shall determine. The Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws; and in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

        4.11   Salaries

        The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the corporation.

SECTION 5.  CONTRACTS, LOANS, CHECKS AND DEPOSITS

        5.1    Contracts

        The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances.

        5.2    Loans to the Corporation

        No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

        5.3    Loans to Directors

        The corporation may not lend money to or guarantee the obligation of a Director unless approved by the holders of at least a majority of the votes represented by the outstanding shares of all classes entitled to vote thereon, excluding the votes of the benefited Director, or the Board determines that the loan or guarantee benefits the corporation and either approves the specific loan or guarantee or a general plan authorizing loans and guarantees.

        5.4    Checks, Drafts, Etc.

        All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agent or agents, of the corporation and in such manner as is from time to time determined by resolution of the Board.

        5.5    Deposits

        All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may select.

SECTION 6. CERTIFICATES FOR SHARES AND THEIR TRANSFER

        6.1    Issuance of Shares

        No shares of the corporation shall be issued unless authorized by the Board, which authorization shall include the maximum number of shares to be issued and the consideration to be received for each share.

        6.2    Certificates for Shares

        Certificates representing shares of the corporation shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary and shall include on their face written notice of any restrictions which may be imposed on the transferability of such shares. All certificates shall be consecutively numbered or otherwise identified.

        6.3    Stock Records

        The stock transfer books shall be kept at the registered office or principal place of business of the corporation or at the office of the corporation's transfer agent or registrar. The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

        6.4    Restriction on Transfer

        Except to the extent that the corporation has obtained an opinion of counsel acceptable to the corporation that transfer restrictions are not required under applicable securities laws or has otherwise satisfied itself that such transfer restrictions are not required, all certificates representing shares of the corporation shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face, which reads substantially as follows:

        "The securities evidenced by this certificate have not been registered under the Securities Act of 1933 or any applicable state law, and no interest therein may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (a) there is an effective registration statement under such Act and applicable state securities laws covering any such transaction involving said securities or (b) this corporation receives an opinion of legal counsel for the holder of these securities (concurred in by legal counsel for this corporation) stating that such transaction is exempt from registration or this corporation otherwise satisfies itself that such transaction is exempt from registration. Neither the offering of the securities nor any offering materials have been reviewed by any administrator under the Securities Act of 1933, or any applicable state law."

        6.5    Transfer of Shares

        The transfer of shares of the corporation shall be made only on the stock transfer books of the corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the corporation. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and cancelled.

        6.6    Lost or Destroyed Certificates

        In the case of a lost, destroyed or mutilated certificate, a new certificate may be issued therefor upon such terms and indemnity to the corporation as the Board may prescribe.

SECTION 7.  BOOKS AND RECORDS

        The corporation shall keep correct and complete books and records of account, stock transfer books, minutes of the proceedings of its shareholders and Board and such other records as may be necessary or advisable.

SECTION 8.  ACCOUNTING YEAR

        The accounting year of the corporation shall be the calendar year, provided that if a at any time selected for purposes accounting year shall be the year different accounting year is of federal income taxes, the so selected.

SECTION 9.  SEAL

        The seal of the corporation shall consist of the name of the corporation, the state of its incorporation and the year of its incorporation.

SECTION 10.  INDEMNIFICATION

        10.1   Right to Indemnification

        Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding") by reason of the fact that he or she is or was a director or officer of the corporation or, was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as such a director, officer, employee or agent or in any other capacity while serving as such a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the full extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such amendment) against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith, provided, however, that no indemnification shall be provided to any such indemnitee if the corporation is prohibited by the nonexclusive provisions of the Delaware General Corporation Law or other applicable law as then in effect from paying such indemnification; and provided, further, that except as provided in Section 10.3 hereof with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if a proceeding (or part thereof) was authorized or ratified by the Board of Directors of the corporation.

        10.2   Right to Advancement of Expenses

        The right to indemnification conferred in Section 10.1 shall include the right to be paid by the corporation the expenses (including attorney's fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director of officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by formal judicial decision from which there is not further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this
Section 10.2 or otherwise. The rights to indemnification and to the advancement of expenses conferred in Section 10.1 and Section 10.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnity's heirs, executors and administrators.

        10.3   Right of Indemnitee to Bring Suit

        If a claim under Section 10.1 or Section 10.2 hereof is not paid in full by the corporation within sixty days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part, in any such suit or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this
Section 10 or otherwise shall be on the corporation.

        10.4   Nonexclusivity of Rights

        The right to indemnification and the advancement of expenses conferred in this Section 10 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the corporation's Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested Directors or otherwise.

        10.5   Insurance, Contracts and Funding

        The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law. The corporation may enter into contracts with any director, officer, employee or agent of the corporation in furtherance of the provisions of this Section 10 and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Section 10.

        10.6   Indemnification of Employees and Agents of the Corporation

        The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee and agent of the corporation to the fullest extent of the provisions of this Section 10 with respect to the indemnification and advancement of expenses of directors and officers of the corporation.

SECTION 11.  AMENDMENTS

        Except as herein otherwise expressly provided, these Bylaws may be altered or repealed, in any particular, and new Bylaws not inconsistent with any provision of the Certificate of Incorporation or any provision of law may be adopted, either by the affirmative vote of the holders of record of a majority in number of the shares present in person or by proxy and entitled to vote at an annual meeting of shareholders, or at a special meeting thereof, the notice of which special meeting shall include the form of the proposed alteration or repeal or of the proposed new Bylaws, or a summary thereof; or by the affirmative vote of a majority of the Directors present at any meeting at which a quorum is present, provided, in the latter case, that the notice of such meeting shall include the form of the proposed alteration or repeal or of the proposed new Bylaws, or a summary thereof.